UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant
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Filed by a Party other than the Registrant
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

SINO AGRO FOOD, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SINO AGRO FOOD, INC.
Room 3801, Block A, China Shine Plaza
No. 9 Lin He Xi Road
Tianhe District, Guangzhou City, P.R.C. 510610
Telephone: (860) 20 22057860
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
We cordially invite you to attend the 2018 Annual Meeting of Shareholders of Sino Agro Food, Inc. (“Sino Agro” or the “Company”). Our 2018 Annual Meeting will be held on October 12, 2018 at 10:00 a.m. ET and will be our second completely virtual meeting of shareholders. You will be able to attend the 2018 Annual Meeting, vote, and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/SIAF2018. To enter the meeting, you must have your sixteen-digit control number that is shown on the proxy card accompanying this Proxy Statement. You will not be able to attend the Annual Meeting in person.
Details regarding logging onto and attending the meeting over the website and the business to be conducted are described in the Proxy Card included with this Proxy Statement. We have also made available a copy of our 2017 Annual Report with this Proxy Statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business and products.
The purpose of the meeting is:
1.   To elect the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders;
2.   To ratify the appointment of ZHEN HUI CPA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;
3.   To act on such other matters as may properly come before the meeting or any adjournment thereof.
Only shareholders of record at the close of business on August 22, 2018, will be entitled to attend and vote at the meeting. The proxy materials will be mailed to shareholders on or about August 31, 2018.
Important Notice Regarding the Availability of Proxy Materials for the 2018
Annual Meeting of Shareholders to be held on October  12, 2018:
The Proxy Statement, our 2017 Annual Report on Form 10-K and the Form 10-Q
for the fiscal quarter ended June 30, 2018 are available at www.proxyvote.com.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Lee Yip Kun (Solomon)

Lee Yip Kun (Solomon)
President, Chief Executive Officer and Chairman of the Board of Directors
August 31, 2018
HOW TO VOTE:   Your vote is important.   Whether or not you plan to attend the meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card. Please review the instructions on each of your voting options described in this Proxy Statement as well as in the proxy card. Your vote is important, no matter how many shares you owned on the Record Date. A return envelope is enclosed for your convenience and needs no postage if mailed in the United States.

SINO AGRO FOOD, INC.
Room 3801, Block A, China Shine Plaza
No. 9 Lin He Xi Road
Tianhe District, Guangzhou City, P.R.C. 510610
Telephone: (860) 20 22057860
PROXY STATEMENT
FOR THE 201 8 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 12, 2018
INFORMATION CONCERNING THE ANNUAL MEETING
General
The enclosed proxy is solicited by the Board of Directors (the “Board”) of Sino Agro Food, Inc. (the “Company,” “SIAF” or “Sino Agro”), for use at the Annual Meeting of the Company’s shareholders to be held via live webcast on the Internet at www.virtualshareholdermeeting.com/SIAF2018 on October 12, 2018, at 10:00 a.m. ET and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to shareholders on or about August 31, 2018.
Action to be Taken under Proxy
Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Lee Yip Kun (Solomon), our Chief Executive Officer, and Daniel Ritchey, our Chief Financial Officer, or either one of them who acts, will vote:
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FOR the election of the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders; and

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FOR ratification of the appointment of ZHEN HUI CPA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and

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According to their discretion, on the transaction of such other matters as may properly come before the meeting or any adjournment thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board. The Board is not aware of any reason that might cause any nominee to be unavailable.
By submitting your proxy (via the Internet, telephone or mail), you authorize Mr. Solomon Lee, Sino Agro’s Chief Executive Officer, and Mr. Daniel Ritchey, Sino Agro’s Chief Financial Officer, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.
We will be hosting the 2018 Annual Meeting live via the Internet. A summary of the information you need to attend the meeting online is provided below:
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Any shareholder can attend the 2018 Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/SIAF2018;

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Webcast starts at 10:00 a.m. ET;

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Shareholders may vote and submit questions while attending the 2018 Annual Meeting on the Internet; and

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Shareholders need a sixteen-digit control number to join the 2018 Annual Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

Who is Entitled to Vote; Vote Required; Quorum
As of the Record Date of August 22, 2018, there were 43,579,941 shares of common stock issued and outstanding and 100 shares of Series A Preferred Stock issued and outstanding, which constitutes all of the outstanding capital stock of the Company. Shareholders are entitled to one vote for each share of common stock held by them. The 100 shares of Series A Preferred Stock carry the voting power of 80 percent of all votes entitled to be voted at any annual or special meeting of shareholders of our company or action by written consent of our shareholders. Each outstanding share of the Series A Preferred Stock shall represent its proportionate share of the 80%, which is allocated to the outstanding shares of Series A Preferred Stock.
A majority of the outstanding shares, including the voting power of the shares of Series A Preferred Stock, or 130,739,824 shares, will constitute a quorum at the meeting.
Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the proposal at this meeting to elect directors is considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to this proposal. Only the proposal to ratify the appointment of ZHEN HUI CPA as the Company’s independent registered public accounting firm is a routine matter that brokers are entitled to vote shares without receiving instructions.
Determination of whether a matter specified in the Notice of Annual Meeting of Shareholders has been approved will be determined as follows:
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Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote; and

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For each other matter specified in the Notice of Annual Meeting of Shareholders, the affirmative vote of a majority of the shares of common stock present at the meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
What is the purpose of the 2018 Annual Meeting and why is it being held over the Internet?
At the 2018 Annual Meeting, the shareholders will be asked:
1.   To elect the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders;
2.   To ratify the appointment of ZHEN HUI CPA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and
3.   To act on such other matters as may properly come before the meeting or any adjournment thereof.
The 2018 Annual Meeting is being held on a virtual-only basis in order to reach the broadest number of shareholders possible and to save costs relative to holding a physical meeting.
Who is entitled to vote?
The Record Date for the meeting is August 22, 2018. Only shareholders of record at the close of business on that date are entitled to vote at the meeting. The only classes of stock entitled to be voted at the meeting is our common stock and the Series A Preferred Stock, which votes with the common stock. On the Record Date, there were 43,579,941 shares of common stock, including the voting power of the Series A Preferred Stock, outstanding and entitled to vote.
Why am I receiving these materials?
We have sent you these proxy materials because the Board of Sino Agro Food, Inc. (sometimes referred to as the “Company,” “Sino Agro,” “we” or “us”) is soliciting your proxy to vote at the 2018 Annual Meeting of Shareholders. According to our records, you were a shareholder of the Company as of the end of business on August 22, 2018, the Record Date for the Annual Meeting.
You are invited to vote on the proposals described in this proxy statement. However, you cannot attend the meeting to vote your shares.
The Company intends to mail these proxy materials on or about August 31, 2018 to all shareholders of record on the Record Date.
What is included in these materials?
These materials include:
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this Proxy Statement for the Annual Meeting; and

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our Annual Report on Form 10-K for the year ended December 31, 2017 and the Form 10-Q for the fiscal quarter ended June 30, 2018.

What is the proxy card?
The proxy card enables you to appoint Solomon Lee, our Chief Executive Officer, and Daniel Ritchey, our Chief Financial Officer, as your representative at the Annual Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.
Can I view these proxy materials over the Internet?
Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card, our Annual Report on Form 10-K for the year ended December 31, 2017 and the Form 10-Q for the fiscal quarter ended June 30, 2018 are available at www.proxyvote.com.

How do I vote by proxy?
If you properly complete, sign and date the accompanying proxy card or voting instruction card and return it in the enclosed envelope, it will be available for examination on the Internet through the virtual web conference during the annual meeting.
Please note that there are separate telephone and Internet arrangements depending on whether you are a registered shareholder (that is, if you hold your stock in your own name) or you hold your shares in “street name” (that is, in the name of a brokerage firm or bank that holds your securities account). In either case, you must follow the procedures described in the proxy card.
Am I entitled to vote if my shares are held in “street name”?
If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, it will nevertheless be entitled to vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm (Proposal 2), but not on any other proposal.
As the beneficial owner of shares, you are invited to attend the annual meeting. If you are a beneficial owner, however, you may not vote your shares at the meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.
How many shares must be present to hold the online meeting?
A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock, including the voting power of the Series A Preferred Stock, outstanding on the Record Date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.
What if a quorum is not present at the online meeting?
If a quorum is not present or represented at the meeting, the holders of a majority of the shares entitled to vote at the meeting who are present in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.
What do I need in order to be able to attend the online meeting?
The Company will be hosting the 2018 Annual Meeting live online. You can attend the 2018 Annual Meeting live online at www.virtualshareholdermeeting.com/SIAF2018. The webcast will start at 10:00 a.m. ET. You may vote and submit questions while attending the meeting online. You will need the sixteen-digit control number included on your proxy card in order to be able to enter the meeting.
How can I vote my shares during the online meeting?
Shares held in your name as the shareholder of record may be voted by you, while the polls remain open, at www.virtualshareholdermeeting.com/SIAF2018 during the meeting. You will need your sixteen-digit control number found in the proxy card. Shares held beneficially in street name may be voted by you at the meeting only if you obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the online meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the online meeting.

How can I vote my shares without attending the online meeting?
Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the online meeting. If you are a shareholder of record, you may vote by proxy. You can vote by proxy over the Internet or telephone by following the instructions provided on the proxy card. If you hold shares beneficially in street name, you may also vote by proxy over the Internet, telephone or by mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee.
Is there a deadline for submitting proxies electronically or by telephone or mail?
Proxies submitted electronically or by telephone as described above must be received by 11:59 pm ET on October 11, 2018. Proxies submitted by mail should be received before 10:00 am ET on October 12, 2018.
Can I revoke my proxy and change my vote?
You may change your vote at any time prior to the taking of the vote at the online meeting. If you are the shareholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to SIAF’s CEO at Sino Agro Food, Inc. at Room 3801, Block A, China Shine Plaza, No. 9 Lin He Xi Road, Tianhe District, Guangzhou City, P.R.C. 510610 prior to your shares being voted, or (3) attending the online meeting and voting. Attendance at the online meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the online meeting and voting.
Who can participate in the online meeting?
Only shareholders eligible to vote or their authorized representatives in possession of a valid sixteen-digit control number will be admitted as participants to the online meeting.
Will my vote be kept confidential?
Yes, your vote will be kept confidential and not disclosed to SIAF unless:
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required by law;

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you expressly request disclosure on your proxy; or

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there is a proxy contest.

How does the Board of Directors recommend I vote on the proposals?
Our Board recommends that you vote your shares “FOR” the election of each of the six (6) nominees for director and “FOR” the ratification of ZHEN HUI CPA as independent registered public accountants of the Company for its fiscal year ending December 31, 2018. Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.
What if I do not specify how my shares are to be voted?
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of each of the six (6) nominees for director, “FOR” the ratification of ZHEN HUI CPA as independent registered public accountants of the Company for its fiscal year ending December 31, 2018, and “FOR “ approval of any adjournment of the 2018 Annual Meeting, if necessary or appropriate, to transact such other business as may properly come before the meeting and all adjournments and postponements thereof; and if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Will any other business be conducted at the meeting?
SIAF’s bylaws require shareholders to give advance notice of any proposal intended to be presented at the meeting. The deadline for this notice has passed and we have not received any such notices. If any other matter properly comes before the shareholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.
How many votes are needed to approve each proposal?
For the election of directors, each of the six (6) nominees receiving “For” votes at the meeting in person or by proxy will be elected. Approval of all other matters requires the favorable vote of a majority of the votes cast on the applicable matter at the Annual Meeting.
How will abstentions be treated?
Abstentions will be treated as shares present for quorum purposes and entitled to vote, and will have the same practical effect as votes against a proposal.
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of shareholders.
In connection with the treatment of abstentions and broker non-votes, the proposal at this meeting to elect directors, brokers are not entitled to vote uninstructed shares with respect to this proposal. Only the proposal to ratify the appointment of ZHEN HUI CPA as the Company’s independent registered public accounting firm is a routine matter that brokers are entitled to vote shares without receiving instructions.
Our election of directors (Proposal No. 1) is considered to be a “non-routine” matter and as a result, brokers or nominees cannot vote your shares on this proposal in the absence of your direction.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.
I share the same address with another Sino Agro Food, Inc. shareholder. Why has our household only received one set of proxy materials?
The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.
How can I find out the results of the voting at the Annual Meeting?
Final voting results will be disclosed in a Form 8-K filed after the Annual Meeting.
Who can help answer my questions?
You can contact our corporate headquarters, at Sino Agro Food, Inc., Room 3801, Block A, China Shine Plaza, No. 9 Lin He Xi Road, Tianhe District, Guangzhou City, P.R.C. 510610 or by sending a letter to Mr. Solomon Lee, our Chief Executive Officer, with any questions about the proposal described in this proxy statement or how to execute your vote.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Information about the Nominees
At the Annual Meeting, the shareholders will elect six (6) directors to serve until the next annual meeting of Shareholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.
Assuming a quorum is present, the six (6) nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted “FOR” the election of each of the six nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. All of the director nominees currently serve as directors.
NAME	AGE	CURRENT POSITION
Lee Yip Kun Solomon	75	President, CEO and Chairman of the Board of Directors
Daniel Ritchey	58	Chief Financial Officer and Director
Tan Poay Teik (Peter)	60	Chief Marketing Officer and Director
Chen Bor Hann (Michael)	53	Secretary and Director
Nils-Erik Sandberg	79	Independent Director
Lim Chang Soh (Anthony)	54	Independent Director
The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee’s business experience during the past five years, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on our Board, has been furnished to the Company by the respective director nominees:
Lee Yip Kun Solomon.   Mr. Lee, the founder of our company, has been a Director and our Chief Executive Officer since August 2007. From March 2004 to date he has been Company Managing Director of Capital Award Inc. Since May, 1993, he has been the CEO of Irama Edaran Sdn. Bhd. (Malaysia), a modern fishery developer. There was no formal relationship between Sino Agro Food and Irama Edaran. He received a B.A. Major in Accounting and Economics from Monash University, Australia and has been associating in the agriculture, aquaculture and food industry for more than 40 years. As a member of the Board, Mr. Lee contributes his knowledge of our company and a deep understanding of all aspects of our business, products and markets, as well substantial experience developing corporate strategy, assessing emerging industry trends, and business operations.
Daniel Ritchey.   Mr. Ritchey has been a Director of the Company since February 1, 2014 and, upon his resignation as a member of the Audit Committee, was appointed as our Acting Chief Financial Officer on March 1, 2016, in connection with Mr. Tiusanen’s resignation. Having worked in both the public and private sectors, Mr. Ritchey has deployed his years of experience into developing partnerships and venture capital relationships throughout the agriculture and natural resource industries. Coupled with an undergraduate degree from Muskingum College (1989) and an MBA from Ohio State University (1994), Mr. Ritchey has as President of The Business Advocate, Inc. developed 3 successful partnerships, namely DC Capital LLC; 3-D Ranch LLC; and 3-D Oil and Gas LLC, whose business operations are mainly concentrated in Ohio, and whose commercial property development also extends into the Washington DC area. Mr. Ritchey continues to serve as a lobbyist on both the State and Federal level, with a focus on issues and industries related to natural resources and the environment.
Tan Paoy Teik (Peter).   Mr. Tan has been a Director and our Chief Marketing Officer since August 2007. From July, 2005 to December 2014, he was the Company Managing Director of Milux Corporation Bhd. (Malaysia), a public listed company in Malaysia. As a member of the board, Mr. Tan contributes his knowledge of the company and a deep understanding of all aspects of our business, products and markets, as well substantial experience developing corporate strategy, assessing emerging industry trends, and business operations.
Chen Bor Hann (Michael).   Mr. Chen has been a Director and Secretary since August 2007. Since March, 2004, he has been Director and Business Development Manager of Capital Award Inc. From September 1995 to March 2004, he was Fishery Supervisor of Irama Edaran Sdn. Bhd. (Malaysia). As a member of the board, Mr. Chen contributes his knowledge of the company and a deep understanding of all aspects of our business, products and markets, as well substantial experience developing corporate strategy, assessing emerging industry trends, and business operations.
Nils-Erik Sandberg.   Mr. Sandberg has been an Independent Director of the Company since January 1, 2013. He brings international investment experience and skills in corporate governance, investor relations, and corporate finance with local knowledge of NASDAQ OMX Stockholm and Swedish Stock Exchange that will benefit the Company. He was appointed the Chairman of the Compensation Committee of the Company as of February 1, 2013. He is President of the Jordan Fund, a Swedish investment Company network since 1990. Mr. Sandberg also currently holds a position as an adviser for Gustavia Energy and Commodities Fund, formerly known as the Stockpicker JF Commodity Energy Fund, since 2008. Mr. Sandberg was the founder and served as the CEO of Hydrocarbon International HCI AB, a publicly traded Swedish oil Company, from 1986 to 1993. Mr. Sandberg was the founder and served as the CEO of Grauten Oil AB, a publicly traded Swedish oil company, from 1986 to 1993. Mr. Sandberg was a director of International Petroleum Corporation, predecessor of Lundin Oil, later Lundin Petroleum, which trades on both the NASDAQ-OMX and TSX exchanges.
Lim Chang Soh (Anthony).   Mr. Soh was appointed as an Independent Director of the Company on February 5, 2014. He brings investment experience and skills in corporate governance, corporate finance, new business development and investment strategies with considerable knowledge in agriculture industry that will benefit the Company. Mr. Soh is a practicing lawyer with 20 years standing and a partner in the law firm, Edwin Lim Suren & Soh, in Kuala Lumpur, Malaysia. He served as Deputy Managing Director of Pontian United Plantations Berhad (“Pontian”), a Malaysian plantation company in the business of cultivating oil palm on 39,000 acres of land on a Company basis, and operating an oil mill, from the Year 2009 until October 31, 2013. Prior to his appointment as the Deputy Managing Director, Mr. Soh was appointed Director in Pontian in 2005, and subsequently promoted to the post of Executive Director from 2007. He holds an LL.B (Hons) degree from University of Hull, England. In his professional career, Mr. Soh specializes in mergers and takeovers and corporate re-structuring that are expected to benefit the Company.
Directors serve until the next annual meeting of shareholders or until their successors are elected and qualified. Officers serve at the discretion of the Board.
Board Independence
Under NASDAQ Listing Rule 5605(a)(2), a director will not be considered an “independent director” if, such director at any time during the past three years was an employee of the Company, or if a director (or a director’s family member) accepted compensation from the Company (other than compensation for board or committee service) in excess of  $120,000 during any twelve consecutive month period within the three years preceding the determination of independence. In addition, a director will not qualify as an “independent director” if, in the opinion of our Board of Directors, that person has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that Messrs. Sandberg and Soh are independent directors as defined by the NASDAQ Listing Rules governing the independence of directors.

Our Audit and Compensation Committees are composed entirely of independent directors as required by applicable SEC and NASDAQ rules, including Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, there are no family relationships among any of the directors or executive officers of the Company.
Board Role in Risk Oversight
Risk is an integral part of the Board and Board committee deliberations throughout the year. While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives financial risk assessment reports from management. Risks related to the compensation programs are reviewed by the Compensation Committee. The Board is advised by these committees of significant risks and management’s response through periodic updates.
Shareholder Communications with the Board
The Company’s shareholders may communicate with the Board, including non-executive directors or officers, by sending written communications addressed to such person or persons in care of Sino Agro Food, Inc., Attention: Secretary, Room 3801, Block A, China Shine Plaza, No. 9 Lin He Xi Road, Tianhe District, Guangzhou City, P.R.C. 510610. All communications will be compiled by the Secretary and submitted to the addressee. If the Board modifies this process, the revised process will be posted on the Company’s website.
Meetings and Committees of the Board
During the fiscal year ended December 31, 2017, the Board held quarterly meetings, the Audit Committee held semiannual meetings and the Compensation Committee held an annual meeting. The Board and Board committees also approved certain actions by unanimous written consent.
Board Committees
The Board has standing Audit and Compensation Committees. Information concerning the membership and function of each committee is as follows:
Board Committee Membership
Name	Audit Committee	Compensation Committee
Lee Yip Kun Solomon
Daniel Ritchey
Tan Poay Teik (Peter)
Chen Bor Hann (Michael)
Nils-Erik Sandberg	**	**
Lim Chang Soh (Anthony)		*

*
Member of Committee

**
Chairman of Committee

Audit Committee
Our Audit Committee consists of Nils-Erik Sandberg as Chairman of the Committee. Our Board has determined that Mr. Sandberg is “independent” as that term is defined under applicable SEC rules and under the current listing standards of the NASDAQ Stock Market. Mr. Ritchey was a member of the Audit Committee until his appointment as the Company’s Acting Chief Financial Officer effective March 1, 2016. Mr. Yap was our audit committee financial expert and Chairman of the Audit Committee until his resignation from all of his positions with the Company effective August 15, 2017.

Our Audit Committee’s responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent auditors, (ii) appointing, replacing and discharging the independent auditor, (iii) pre-approving the professional services provided by the independent auditor, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditor, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent auditor. The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2017.
Compensation Committee
Our Compensation Committee consists of Nils-Erik Sandberg and Soh Lim Chang (Anthony), with Mr. Sandberg elected as Chairman of the Committee. Mr. Yap was a member of the Compensation Committee until his resignation from all of his positions with the Company effective August 15, 2017. Our Board has determined that all of the members are “independent” under the current listing standards of the NASDAQ Stock Market. Specifically, none of the members of our Compensation Committee is an officer or employee of our company. None of our executive officers currently serves, or in the past has served, as a member of the Board or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.
Our Board has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. Our Compensation Committee has responsibility for, among other things, evaluating and making decisions regarding the compensation of our executive officers, assuring that the executive officers are compensated effectively in a manner consistent with our stated compensation strategy, producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC and periodically evaluating and administering the terms and administration of our incentive plans and benefit programs. In addition, our Compensation Committee reviews and makes recommendations to the Board regarding incentive compensation plans that require shareholder approval, director compensation, the Company’s compensation discussion and analysis (“CD&A”) and the related executive compensation information for inclusion in the Company’s 10-K and proxy statement, and employment and severance agreements relating to the chief executive officer.
Nomination of Directors
The Company does not presently have a Nominating and Corporate Governance Committee. As a result, the Board is responsible for identifying individuals qualified to become directors. In evaluating potential candidates for director, the Board considers the entirety of each candidate’s credentials.
Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board. However, at a minimum, candidates for director must possess:
•
high personal and professional ethics and integrity;

•
the ability to exercise sound judgment;

•
the ability to make independent analytical inquiries;

•
a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•
the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Board also takes into account the following factors when considering whether to nominate a potential director candidate:
•
whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•
whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the SEC in Item 401 of Regulation S-K;

•
whether the person would qualify as an “independent” director under the listing standards of the Nasdaq Stock Market;

•
the importance of continuity of the existing composition of the Board to provide long term stability and experienced oversight; and

•
the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

Code of Ethics
The Board has established a corporate Code of Conduct which qualifies as a “code of ethics” as defined by Item 406 of Regulation S-K of the Exchange Act. Among other matters, the Code of Conduct is designed to deter wrongdoing and to promote:
•
honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•
compliance with applicable governmental laws, rules and regulations;

•
prompt internal reporting of violations of the Code of Conduct to appropriate persons identified in the code; and

•
accountability for adherence to the Code of Conduct.

Waivers to the Code of Conduct may be granted only by the Board. In the event that the Board grants any waivers of the elements listed above to any of our officers, we expect to announce the waiver within four (4) business days on a Current Report on Form 8-K.
The Code of Conduct applies to all of the Company’s employees, including our principal executive officer, the principal financial and accounting officer, and all employees who perform these functions. If we amend our Code of Conduct as it applies to the principal executive officer, principal financial officer, principal accounting officer or controller (or persons performing similar functions), we shall disclose such amendment through the filing of a Current Report on Form 8-K.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. We believe that, except as set forth below, during the fiscal year ending 2017, our directors, executive officers and all 10% shareholders complied with all Section 16(a) filing requirements.
• On August 29, 2014 the Company completed the closing of a private placement financing transaction with Euro China Capital AB (“ECAB”), which purchased a 10.5% convertible note (the “Note”) in the aggregate principal amount of up to USD 33,300,000. The Note is convertible, at the discretion of ECAB, into shares of the Company’s common stock (i) at any time following an event of default, or (ii) for a period of thirty (30) calendar days following October 1, 2015 and each anniversary thereof, at an initial conversion price per share of USD 1.00, subject to adjustment for stock splits, reverse stock splits, stock dividends and other similar transactions and subject to the terms of the Note. ECAB did not file a Form 3 at any time.
The proxy holders intend to vote the shares represented by proxies for all of the Board’s nominees, except to the extent authority to vote for the nominees is withheld.
The Board unanimously recommends a vote “FOR” each of its nominees

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed the firm of ZHEN HUI CPA as the independent registered public accounting firm of the Company for the year ending December 31, 2018, subject to ratification of the appointment by the Company’s shareholders. A representative of ZHEN HUI CPA is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.
Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 31, 2017
The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU 380), as amended.
In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).
The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s internal controls and financial reporting.
Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.
Fees Paid to Auditors
Audit Fees
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountants ECOVIS David Yeung Hong Kong with respect to FYE 2017 and 2016 (“Ecovis”) for our audit of annual financial statements and review of financial statements included in our quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:
Ecovis	2017	$180,000
Ecovis	2016	$180,000
Audit-Related Fees
We did not incur audit-related fees to our independent registered public accounting firm during the fiscal years ended December 31, 2016 or 2017.
Tax and Other Fees
We did not incur fees to our independent registered public accounting firm for tax services during the fiscal years ended December 31, 2017 or 2016.

Pre-Approval Policies and Procedures
Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.
The Board unanimously recommends a vote “FOR” the ratification of ZHEN HUI CPA as the Company’s independent registered public accounting firm for the year ending December 31, 2018

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee of the Board of Sino Agro Food, Inc. has furnished the following report on its activities during the fiscal year ended December 31, 2017 . The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that Sino Agro Food, Inc. specifically incorporates it by reference into any such filing.
The Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of our financial statements. For the fiscal year ended December 31, 2017, the members of the Audit Committee were Mr. Sandberg (Committee Chair), who was an independent director as defined by the applicable NASDAQ and SEC rules.
In fulfilling its responsibilities, the Audit Committee appointed independent auditors ECOVIS David Yeung Hong Kong for the fiscal year ended December 31, 2017. The Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit. The Audit Committee also reviewed and discussed with the independent auditors and with management the Company’s audited financial statements and the adequacy of its internal controls. The Audit Committee met with the independent auditors, without management present, to discuss the results of our independent auditor’s audits, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.
The Audit Committee monitored the independence and performance of the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16 — Communications with Audit Committees. The Company’s independent auditors have provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditor the independent auditor’s independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the SEC.
Mr. Nils-Erik Sandberg, Committee Chair

INFORMATION ABOUT THE EXECUTIVE OFFICERS
Executive Officers
The executive officers are elected by our Board and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company are as follows:
NAME	AGE	OFFICES HELD
Lee Yip Kun Solomon	75	President, CEO and Chairman of the Board of Directors
Daniel Ritchey	58	Chief Financial Officer and Director
Tan Poay Teik (Peter)	60	Chief Marketing Officer and Director
Chen Bor Hann (Michael)	53	Secretary and Director
Biographical information about Mr. Lee is provided in “Proposal No. 1 — Election of Directors.”
Biographical information about Mr. Ritchey is provided in “Proposal No. 1 — Election of Directors.”
Biographical information about Mr. Tan is provided in “Proposal No. 1 — Election of Directors.”
Biographical information about Mr. Chen is provided in “Proposal No. 1 — Election of Directors.”
Involvement in Certain Legal Proceedings
Our directors and executive officers have not been involved in any of the following events during the past ten years:
1.
any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.
any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.
being found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.
being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.
being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Our CD&A discusses the compensation of the individuals who served as our executive officers during the fiscal year ended December 31, 2017, as set forth in the summary compensation table, subsequent tables and related disclosure in this proxy statement. Our CD&A describes our overall executive compensation philosophy, objectives and practices, as well as the Board’s decisions and determinations regarding executive compensation for 2017. It also describes key decisions made by the Board and Compensation Committee for 2018 prior to the filing of this proxy statement.
We refer to the following individuals as “named executive officers” for 2017:
Name	Title
Lee Yip Kun Solomon	President and Chief Executive Officer
Daniel Ritchey	Chief Financial Officer and Director
Tan Paoy Teik (Peter)	Chief Marketing Officer
Chen Bor Hann	Secretary
Historically, the Compensation Committee of our Board made recommendations to the full Board regarding executive compensation. In March of 2013, the Board approved a Compensation Committee charter. The Compensation Committee will regularly review our program to ensure that we maintain an effective link between pay and performance and that there are no compensation-related risks that would be likely to have a material adverse effect on the Company. This oversight responsibility is described in more detail throughout this CD&A, including information regarding our compensation governance practices, the outcome of our shareholder advisory vote on executive compensation (the “Say-on-Pay” vote), and selection and composition of our compensation peer group.
Compensation Philosophy and Practices
We believe that the performance of our executive officers significantly impacts our ability to achieve our corporate goals. We, therefore, place considerable importance on the design and administration of our executive officer compensation program. This program is intended to enhance shareholder value by attracting, motivating and retaining qualified individuals to perform at the highest levels and to contribute to our growth and success. Our executive officer compensation program is designed to provide compensation opportunities that are tied to individual and corporate performance.
Our compensation packages are also designed to be competitive in our industry. The Compensation Committee consults with legal counsel and other advisors in designing our compensation program, including in evaluating the competitiveness of individual compensation packages and in relation to our corporate goals.
The main principles of our fiscal year 2017 compensation strategy included the following:
•
Equity as a key component to align the interests of our executives with those of our shareholders.    Our Compensation Committee continues to believe that keeping executives interests aligned with those of our shareholders is critical to driving toward achievement of long-term goals of both our shareholders and the Company; and

•
Peer group positioning.   While the Compensation Committee considers the level of compensation paid by the companies in our peer group as a reference point that provides a framework for its compensation decisions, in order to maintain competiveness and flexibility, the Compensation Committee does not target compensation at a particular level relative to the peer group; nor does the Compensation Committee employ a formal benchmarking strategy or rely upon specific peer–derived targets.

In 2017, we also continued practices that demonstrate good governance and careful stewardship of corporate assets, including:

•
Limited personal benefits.   Our executive officers are eligible for the same benefits as our non-executive salaried employees, and they do not receive any additional perquisites.

•
No retirement benefits.   We do not provide our executive officers with a traditional retirement plan, or with any supplemental deferred compensation or retirement benefits.

•
No tax gross-ups.   We do not provide our executive officers with any tax gross-ups.

We conducted our first advisory vote on executive compensation, commonly referred to as a “say-on-pay” vote, at the 2016 Annual Meeting.
Compensation Processes and Procedures
The Compensation Committee seeks to fulfill the Board’s responsibilities to oversee the Company’s compensation policies, plans and programs and reviewing and determining, as appropriate, the compensation to be paid to executive officers and directors. However, the Board has the final say on whether to accept or reject any recommendation made by the Compensation Committee. In performing this task, the Compensation Committee (i) reviews and approves corporate and individual performance goals and objectives that support and reinforce the Company’s long-term strategic goals and compensation plans; (ii) establishes policies with respect to equity compensation arrangements, equity awards for newly hired employees, promotions and annual awards for executive and non-executive employees and directors; (iii) reviews and approves the terms of any employment agreements, severance agreements, change-of-control protections and any other compensatory arrangements of the executive officers; (iv) performs and considers a compensation risk assessment; and (v) considers shareholder feedback and Say-on-Pay voting results.
With respect to the compensation of our Chief Executive Officer, the Compensation Committee evaluates the Chief Executive Officer’s performance in light of relevant performance goals and objectives, taking into account the policies of the Compensation Committee and, with respect to long-term incentive compensation, shareholder return and the results of the most recent shareholder advisory vote on executive compensation. The Compensation Committee recommends to the Board for final determination and approval individual and corporate performance goals and objectives of the Company’s executive officers. The Compensation Committee also makes recommendations to the Board with respect to this CD&A section and recommends that such section be included in any of the Company’s annual reports on Form 10-K, registration statements, proxy statements or information statements.
Our Compensation Committee generally meets at least once in the first quarter of the year, and again throughout the year as needed. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. From time to time, members of management and other employees as well as outside advisors or consultants are invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Compensation Committee also meets regularly in executive session.
Role of our Management
In general, our CEO and finance department work together to prepare materials requested by and to be presented to the Compensation Committee, including analyses of financial data and other briefing materials. Our CEO typically presents proposals, along with any background information, to the Compensation Committee for review and consideration. The Compensation Committee may approve, modify, or reject those proposals, or may request additional information from management on those matters.
For setting compensation levels for executives other than our CEO, the Compensation Committee will solicit and consider the recommendations of the CEO, including his review of the officers’ performance and contributions in the prior year, and his recommendations for the potential compensation levels that should be set for each executive officer for the coming year.

With respect to our CEO, the Compensation Committee generally prepares an evaluation of the CEO, which it then informally reviews with the independent members of the Board for their input and consideration. The Compensation Committee also notifies the Board of its recommendations for CEO compensation. The final compensation elements and levels for the CEO are then determined by the Board.
No executive officer is present or participates directly in approving the amount of any component of his or her own compensation package.
Elements of Executive Compensation
Our Compensation Committee believes that our compensation programs should include short-term and long-term components, including cash and equity-based compensation, and should reward performance as measured against established goals. The Compensation Committee evaluates both performance and compensation to make sure that the compensation provided to executives remains competitive relative to compensation paid by companies of similar size and stage of development operating in the Company’s industry, taking into account our relative performance and our own strategic goals. Our Compensation Committee considers the total current and potential long-term compensation of each of our executive officers in establishing each element of compensation, viewing each element as related but distinct.
The compensation of our executive officers generally consists of three principal components: base salary, long-term equity incentives, and employee benefits. We also provide severance and other benefits following termination of employment under certain circumstances for two of our executive officers.
Base Salary
As a general matter, we pay our named executive officers a base salary to provide them a stable source of income for the work that they perform during the year. Base salaries are initially established through negotiation at the time the executive is hired, taking into account his or her qualifications, experience, prior salary, and competitive market salary information for similar positions in our industry. Thereafter, the Compensation Committee reviews the base salaries of our executive officers annually and adjustments, if any, are made based on our Company’s performance and available budget, the performance of each executive officer against his individual job and functional area’s responsibilities, competitive market conditions for executive compensation for similar positions, as well as increases in the cost of living.
Equity Compensation
No equity awards have been granted under our 2016 Plan to named executive officers as of our fiscal year ended December 31, 2017. We expect that such awards will in the future consist primarily in the form of stock options. The Compensation Committee believes that stock options continue to be the most appropriate vehicle for equity awards at this time, because our executives only are able to realize rewards if our shareholders also have gains.
In determining the size of long-term equity incentives to award to our named executive officers, the Compensation Committee will refer to guidelines we have developed based on an executive’s position. Our Compensation Committee will also consider the role and responsibilities of the named executive officers, competitive factors, the non-equity compensation received by the named executive officers in current and previous years, as well as the total available pool of equity to be granted in the pertinent fiscal year and each executive’s current equity ownership in the Company and the extent to which outstanding awards are fully vested. In addition, we will evaluate each employee’s awards based on the factors described above and competitive market factors in our industry. After reviewing all of these factors, the Compensation Committee awarded our then-serving named executive officers the stock options reflected in the tables that follow this CD&A.
Our stock option awards will typically vest over a three year period, subject to the continued service of the employee to the Company. One-third of the shares typically vest on the first anniversary of the option award, with the remaining shares vesting monthly in equal amounts over the remaining 24 months of the vesting period.

Employment Agreements
Lee Yip Kun Solomon.   On December 29, 2016, we renewed the three-year employment agreement effective and continuing as of January 1, 2019 with Lee Yip Kun Solomon, our Chief Executive Officer and President (the “Lee Agreement”). Pursuant to the Lee Agreement, Mr. Lee is entitled to an annual base salary of  $336,000 and to receive a certain number of our common stock per year calculated in accordance with a formula of  (Number of shares (X) = $336,000 / $ / share ($Y) at time of settlement). Such shares have not been issued to Mr. Lee. Mr. Lee shall also be eligible for discretionary performance bonus payments; no such bonus has been paid. The Lee Agreement provides for Mr. Lee to be eligible to participate in any incentive compensation established by the Company; no such plan has been established. The Lee Agreement also includes confidentiality obligations to which Mr. Lee must adhere.
Tan Paoy Teik.   On December 29, 2016, we renewed the three-year employment agreement effective and continuing as of January 1, 2019 with Tan Paoy Teik, our Chief Marketing Officer (the “Tan Agreement”). Pursuant to the Tan Agreement, Mr. Tan is entitled to an annual base salary of  $174,000 and to receive a certain number of our common stock per year calculated in accordance with a formula of (Number of shares (T) = $174,000 / $ / share ($Y) at time of settlement). Such shares have not been issued to Mr. Tan. Mr. Tan shall also be eligible for discretionary performance bonus payments; no such bonus has been paid. The Tan Agreement provides for Mr. Tan to be eligible to participate in any incentive compensation established by the Company; no such plan has been established. The Tan Agreement also includes confidentiality obligations to which Mr. Tan must adhere.
Chen Bor Hann.   On December 29, 2016, we renewed the three-year employment agreement effective and continuing as of January 1, 2019 with Chen Bor Hann, our Secretary (the “Hann Agreement”). Pursuant to the Hann Agreement, Mr. Hann is entitled to an annual base salary of  $60,000 and to receive a certain number of our common stock per year calculated in accordance with a formula of  (Number of shares (W) = $60,000 / $ / share ($Y) at time of settlement). Such shares have not been issued to Mr. Hann. Mr. Hann shal1 also be eligible for discretionary performance bonus payments; no such bonus has been paid. The Hann Agreement provides for Mr. Hann to be eligible to participate in any incentive compensation established by the Company; no such plan has been established. The Hann Agreement also includes confidentiality obligations to which Mr. Hann must adhere.
Tax and Accounting Considerations
The accounting and tax consequences to the Company of certain compensation elements are important considerations for the Compensation Committee when evaluating and recommending compensation packages for our executive officers. Generally, the Compensation Committee seeks to balance its objective to create an effective compensation program that attracts, retains and rewards executives in order to maximize the return to shareholders with the need for appropriate accounting and tax consequences of such compensation.
The Compensation Committee is responsible for addressing the issues raised by Section 162(m) of the U.S. Internal Revenue Code (the “Code”), which makes certain “non-performance-based” compensation to certain executives of the Company in excess of  $1,000,000 non-deductible to us. To qualify as “performance-based” under Section 162(m), compensation payments must be determined pursuant to a plan, by a committee of at least two “outside” directors (as defined in the regulations promulgated under the Code) and must be based on achieving objective performance goals. In addition, the material terms of the 2016 Plan must be disclosed to and approved by shareholders and the outside directors or the Compensation Committee, as applicable, must certify that the performance goals were achieved before payments can be awarded.
The Compensation Committee will continue to examine the effects of Section 162(m), to monitor the level of compensation paid to executive officers and take appropriate action in response to the provisions of Section 162(m), to the extent practicable while maintaining competitive compensation practices. The Compensation Committee, however, reserves the right to recommend and award compensation that is not deductible under Section 162(m).
In addition to considering the tax consequences, the Compensation Committee considers the accounting consequences of its decisions, including the impact of expenses being recognized in connection with equity-based awards, in determining the size and form of different equity-based awards.

COMPENSATION COMMITTEE REPORT
The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, other than in Sino Agro’s Annual Report on Form 10-K, where it shall be deemed to be furnished, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
The Compensation Committee has reviewed and discussed with management the CD&A contained in this proxy statement. Based on this review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in this proxy statement.
The foregoing report has been furnished by the Compensation Committee.
Mr. Nils-Erik Sandberg, Committee Chair
Mr. Lim Chang Soh (Anthony)

Summary Compensation Table
The table below summarizes all compensation awarded to, earned by, or paid to our Principal Executive Officer, our two most highly compensated executive officers other than our CEO who occupied such position at the end of our latest fiscal year and up to two additional executive officers who would have been included in the table below except for the fact that they were not executive officers at the end of our latest fiscal year, by us, or by any third party where the purpose of a transaction was to furnish compensation, for all services rendered in all capacities to us or our subsidiary for the latest fiscal year ended December 31, 2017.
Name and Principal Position	Year	Salary($)	Bonus ($)	Option Awards ($)	Non-equity incentive plan compensation	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Lee Yip Kun Solomon Chief Executive Officer	2017	336,000	0	0	0	0	0	336,000
	2016	336,000	0	0	0	0	0	336,000
Tan Paoy Teik Chief Marketing Officer	2017	174,000	0	0	0	0	0	174,000
	2016	174,000	0	0	0	0	0	174,000
Chen Bor Hann Secretary	2017	60,000	0	0	0	0	0	60,000
	2016	60,000	0	0	0	0	0	60,000
Grants of Plan-Based Awards in Fiscal 2017
There has been no grant of a plan-based award made to any of our executive officers as of our fiscal year ended December 31, 2017.
Outstanding Equity Awards at December 31, 2017
There has been no equity incentive award made to any of our executive officers as of our fiscal year ended December 31, 2017.
Option Exercises and Stock Vested
No options were exercised by any of the named executive officers and no named executive officers held restricted stock units during the fiscal year ended December 31, 2017.
Potential Payments upon Termination or Change of Control for each Named Executive Officer
Not applicable.
Director Compensation
Not applicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information concerning the number of shares of our common stock owned beneficially based on 43,579,941 issued and outstanding shares of common stock as of the Record Date by: (i) each of our directors; (ii) each of our named executive officers; and (iii) each person or Company known by us to beneficially own more than 5% of our outstanding shares of common stock.
Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Other than as described in the notes to the table, we believe that all persons named in the table have sole voting and investment power with respect to shares beneficially owned by them. All share ownership figures include shares issuable upon exercise of options or warrants exercisable within 60 days of the date of this Proxy Statement, which are deemed outstanding and beneficially owned by such person for purposes of computing his or her percentage ownership, but not for purposes of computing the percentage ownership of any other person.
The address for each of the officers and directors is c/o Sino Agro Food, Inc., Room 3801, Block A, China Shine Plaza, No. 9 Lin He Xi Road, Tianhe District, Guangzhou City, P.R.C.
Name and Address	Shares of Common Stock	Percent of Common Stock	Shares of Series A Preferred Stock	Percent of Series A Preferred Stock	Percent of Capital Stock(1)
Directors and Officers:
Lee Yip Kun Solomon	2,459,697	5.6%	75	75%	61.1%
Tan Poay Teik (Peter)	220,000	*%	20	20%	16.1%
Chen Bor Hann	82,787	*%	5	5%	4%
Nils-Erik Sandberg(2)	421,372	*%	—	0	*
Daniel Ritchey	161,352	*%	—	0	*
Anthony Soh	14,887	*%	—	0	*
All Officers and Directors as a Company (6 persons)	2,550,828	5.9%	100	100%	81.2%
5% or Greater Beneficial Owners
Nordnet Pensionsförsäkring AB(3)	2,718,846	6.2%	—	0	1.2%
Forsakringsaktiebolaget Avanza Pension(4)	3,959,360	9.1%	—	0	1.8%
Euro China Capital AB(6)	5,196,333	11.9%	—	0	2.4%
Garrett D’Alessandro	5,141,831	11.8%	—	0	2.36%

*
Denotes less than 1%

(1)
Includes the voting power of the 100 shares of Series A Preferred Stock issued and outstanding, which in the aggregate carry the voting power of eighty percent (80%) of all votes entitled to be voted at any annual or special meeting of shareholders of our company or action by written consent of our shareholders. Each outstanding share of the Series A Preferred Stock shall represent its proportionate share of the 80%, which is allocated to the outstanding shares of Series A Preferred Stock.

(2)
Includes 76,949 shares of common stock owned of record by Mr. Sandberg’s spouse and 90,858 shares of common stock owned of record by Ängby Sportklubb, a not-for-profit organization of which Mr. Sandberg is the chairman of the board of directors. Mr. Sandberg disclaims any beneficial ownership of the shares of common stock held by Ängby Sportklubb.

(3)
Carina Tovi is the Chief Executive Officer of Nordnet Pensionsförsäkring AB, whose address is Gustavlundvägen 141, P.O. Box 14095 SE-167 14, Bromma, Sweden.

(4)
Annika Saramies is the Chief Executive Officer of Forsakringsaktiebolaget Avanza Pension, whose address is Box 1399, Stockholm, Sweden 11193.

(5)
Michael Gozzillo is the Chief Compliance Officer of City National Rochdale, LLC, whose address is 570 Lexington Avenue, New York, NY 10022.

(6)
Consists of a note convertible into shares of our common stock. Fredrik Danielsson is the Managing Partner of Euro China Capital AB, whose address is Hovslagargatan 5, 114 11 Stockholm, Sweden.

Equity Compensation Plan Information
The following table sets forth certain information as of December 31, 2017, with respect to compensation plans under which the Company’s equity securities are authorized for issuance:
	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	The weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,000,000	—	1,000,000
Equity compensation plans not approved by security holders	None	—	—
Total	1,000,000		1,000,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
On December 31, 2017 we were indebted to Mr. Lee in the amount of  $107,074. The amount is unsecured, interest free and has no fixed term of repayment.

PROPOSALS OF SHAREHOLDERS FOR THE 2018 ANNUAL MEETING
If you want to submit a proposal for inclusion in our proxy statement for the 2018 Annual Meeting of shareholders, you may do so by following the procedures in Rule 14a-8 under the Exchange. To be eligible for inclusion, shareholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address: Room 3801, Block A, China Shine Plaza, No. 9 Lin He Xi Road, Tianhe District, Guangzhou City, P.R.C. 510610, Attention: Secretary, no later than June 14, 2018 (120 days before the anniversary of this year’s mailing date).
A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U. S. Securities and Exchange Commission, or the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (vi) any material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.
OTHER BUSINESS
The Board knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the shareholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.
By Order of the Board of Directors,
/s/ LEE Yip Kun Solomon

Lee Yip Kun Solomon
Chief Executive Officer and Chairman of the Board of Directors
August 31, 2018

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

E50244-P12495

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

SINO AGRO FOOD, INC.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYE50244-P12495! ! !ForAllWithholdAllFor AllExceptFor Against Abstain! ! !To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.SINO AGRO FOOD, INC.C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.P.O. BOX 1342BRENTWOOD, NY 11717SINO AGRO FOOD, INC.1. Election of DirectorsNominees:THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"THE ELECTION OF THE NAMED NOMINEES AS DIRECTORSAND "FOR" PROPOSAL 2.01) Solomon Lee02) Daniel Ritchey03) Tan Poay Teik04) Chen Bor Hann05) Nils-Erik Sandberg06) Soh Lim ChangNOTE: Such other business as may properly come before the meeting or any adjournment thereof.2. Proposal to ratify the appointment of Zhen Hui CPA as the Company’s independent auditors for the fiscal year ending December 31, 2018.Note: Please sign exactly as name appears hereon. When shares are held by joint owners, bothshould sign. When signing as attorney, executor, administrator, trustee, guardian, or corporateofficer, please give title as such.VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic deliveryof information up until 11:59 P.M. Eastern Time the day before the cut-off dateor meeting date. Have your proxy card in hand when you access the web siteand follow the instructions to obtain your records and to create an electronicvoting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/SIAF2018You may attend the Meeting via the Internet and vote during the Meeting. Havethe information that is printed in the box marked by the arrow available andfollow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Haveyour proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.

E50245-P12495Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting ofShareholders to be held on October 12, 2018:The Proxy Statement, our 2017 Annual Report on Form 10-K and the Form 10-Q for the fiscal quarter endedJune 30, 2018 are available at www.proxyvote.com.PROXYSINO AGRO FOOD, INC.PROXY FOR ANNUAL MEETING TO BE HELD ON OCTOBER 12, 2018THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned shareholder hereby appoints Solomon Lee and Daniel Ritchey or either of them (each with full power to act alone),as attorneys and proxies for the undersigned, with the power to appoint his substitute, to represent and to vote all the shares of theCommon Stock or Series A Preferred Stock of Sino Agro Food, Inc. (the "Company"), which the undersigned would be entitled tovote, at the Company’s Annual Meeting of Shareholders to be held live via the Internet. To attend the meeting via the Internet, pleasevisit www.virtualshareholdermeeting.com/SIAF2018 on Friday, October 12, 2018, at 10:00 a.m., Eastern Time, and any adjournmentsthereof, subject to the directions indicated on the reverse side hereof.In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or anyadjournments thereof.This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned shareholder. If nodirection is made, this proxy will be voted FOR the election of the named nominees as directors and FOR Proposal 2.PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.(IMPORTANT--This Proxy must be signed and dated on the reverse side.)